                                                                    Exhibit 23.2



                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


The Board of Directors
Renco Steel Holdings, Inc.;

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Form S-4 Registration Statement under the Securities Act of 1933.




KPMG Peat Marwick LLP


Cleveland, Ohio
March 19, 1998